UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

HEARTBEAM, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-41060	47-4881450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Walsh Avenue, Suite 210

Santa Clara, CA 95050

(Address of principal executive offices, including zip code)

(408) 899-4443

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEAT	NASDAQ
Warrant	BEATW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 2, 2023, HeartBeam, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with an accredited investor (the “Investor”), for the purchase and sale in a registered direct offering of 1,000,000 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at a price of $1.50 per share, generating net proceeds from the offering of approximately $1.4 million after deducting financial advisory and legal fees as well as other estimated offering expenses.

In connection with the SPA, on April 27, 2023, the Company entered into a Financial Advisory Agreement (the “Financial Advisory Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”), to act as a financial advisor to the Company. Pursuant to the terms of the Financial Advisory Agreement, A.G.P. has agreed, on a non-exclusive basis, to provide financial services to the Company in exchange for a fixed sum of $70,000.

The Shares will be offered and sold by the Company pursuant to a prospectus supplement and accompanying prospectus, which was filed with the Securities and Exchange Commission (the “SEC”), in connection with a takedown from the Company’s effective shelf registration statement on Form S-3 (File No. 333-269520), which was filed with the SEC on February 2, 2023 and subsequently declared effective on February 10, 2023 (the “Shelf Registration Statement”).

The SPA contains customary representations, warranties and covenants by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The foregoing descriptions of the material terms of the SPA do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA, a copy of which are filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement dated as of May 2, 2023 between HeartBeam, Inc. and Investor
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HeartBeam, Inc.

Date: May 5, 2023	By:	/s/ Richard Brounstein
	Name:	Richard Brounstein
	Title:	Chief Financial Officer

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